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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of  Report:  April 6, 2001
       Date of Earliest Event Reported: March 20, 2001 and March 27, 2001


                             CONVERGE GLOBAL, INC.
                             ---------------------
            (Exact name of registrant as specified in its charter)


                                     Utah
                                     ----
                (State or other jurisdiction of incorporation)


        000-27039                                         87-0426858
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(Commission File Number)                       (IRS Employer Identification No.)


233 Wilshire Boulevard, Suite 930, Santa Monica, California         90401
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (310) 434-1974
                                                     --------------

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant
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         The Registrant has terminated Stonefield Josephson, Inc., Certified
Public Accountants ("Stonefield") as its principal accountant as of March 13, 2001. For either of the past two years (December 31, 1999 and 1998), the principal accountant's report on the financial statements of the Registrant contained no adverse opinion or a disclaimer of opinion, or was qualified nor modified as to uncertainty, audit scope, or accounting principles. The termination of Stonefield was approved by the Board of Directors.

         During the Registrant's two most recent fiscal years and any subsequent interim period preceding such registration, declination, or dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There is nothing to report under Item 304(a)(1)(v)(A) through (D).

         A copy of this Form 8-K/A has been sent to Stonefield and a letter from Stonefield stating whether or not they agree with the disclosures contained in this Form 8-K/A is filed herewith as Exhibit 16.

         Effective March 13, 2001, the Registrant has engaged the firm of H.M. Richard and Associates, Inc., 5857 Uplander Way, Culver City, California 90230, as its new accounting firm.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 5, 2001              CONVERGE GLOBAL, INC.


                                     /s/ Imran Husain
                                   -----------------------
                                   By:  Imran Husain
                                   Its: President
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                               INDEX TO EXHIBITS


Exhibit Number        Description
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16                    Letter from Former Accountant